# First Financial Northwest, Inc.

unique. innovative. solutions.

January 2018

NASDAQ GS Symbol: FFNW

Joseph W. Kiley III — President & Chief Executive Officer

Richard P. Jacobson — Executive Vice President, Chief Financial Officer, and Chief Operations Officer

# Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.


unique
partner
innovative
connected
solutions
growth
unique. innovative. solutions.
First Financial
Northwest Bank

# Company Highlights

# Company Highlights

**Holding Company:** First Financial Northwest, Inc.

- IPO October 2007 – NASDAQ Global Select Market: FFNW
- Revoked 10(l) election – became a Bank Holding Co. – 3/31/2015
- All time high stock price $21.29 – 2/1/17
- All time low stock price $3.25 – 11/30/10
- **Closing stock price $15.75 – 1/26/18**

**Community Bank:** First Financial Northwest Bank

- **Organized in 1923 as a state savings and loan association**
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed Mutual Holding Company in 2002
- **Converted to a Washington State chartered commercial bank in February 2016**

**Market Area:**

Headquartered in Renton, Washington

- Serving customers along the I-5 & 1-405 corridors in Western Washington
- **Primary focus on North Pierce, King, and Snohomish counties**

**Contemporary/Innovative Offices and Efficient Operations**

- De novo expansion: Mill Creek, Edmonds, The Landing in Renton, Bellevue, and Coming Soon to The Junction in Bothell (Q1 2018)
- Acquired 4 strategically located branches from Opus Bank: Clearview, Smokey Point, Lake Stevens (Snohomish) and Woodinville (King) (Acquired 8/25/17)

# Senior Management Team

| Name | Title | Years with FFNWB | Years in Industry |
|---|---|---|---|
| **Joseph W. Kiley III** | President, Chief Executive Officer | 5 | 30 |
| **Richard P. Jacobson** | EVP, Chief Financial Officer, and Chief Operating Officer | 4 | 29 |
| **Ronnie J. Clariza** | SVP, Chief Risk Management Officer (FFNWB) | 14 | 16 |
| **Dalen D. Harrison** | SVP, Chief Deposit Officer (FFNWB) | 3 | 34 |
| **Simon Soh** | SVP, Chief Credit and Lending Officer (FFNWB) | 7 | 28 |

*Over 27 Years Average Experience*

# Puget Sound Region

Current FFNWB Branch Locations

Future FFNWB Branch Location

Location of Former Opus Branches Acquired

*Suburban Strategy – Surround Seattle and Bellevue Proper*



Camano
Port Susan
Arlington
Smokey Point
Tulalip Indian Reservation
North Marysville
Granite Falls
Tulalip
Marysville
Mount Pilchuck
Freeland
Lake Stevens
Everett
Ebey Island
Useless Bay
Snohomish
Mukilteo
Mill Creek
North Creek
Clearview
Monroe
Sultan
Gold Bar
Edmonds
Lynnwood
Kingston
Brier
Woodway
Port Madison I.R.
Bothell
Lake Forest Park
Woodinville
Duvall
Suquamish
Kingsgate
White
Puget Sound
Kirkland
Redmond
Carnation
Bainbridge Island
Seattle
Bellevue
Sammamish
Mercer Island
Fall City
Newcastle
Issaquah
Snoqualmie
Tiger Mountain
North Bend
Bryn Mawr
East Renton Highlands
Riverton Heights
Renton
Tukwila
Mirrormont
Riverbend
Vashon

First Financial Northwest, Inc.

# Branch Experience

*Technology Centered Branch Concept*








First Financial
Northwest Bank


innovative
connected
unique
partner


Edmonds
Arts & Culture Calendar


First Financial
Northwest Bank

# Contemporary/Innovative Branches


Unique Solutions for You
Innovative Tools for Your Business
Meet our Bankers
BaZing
Life is More Than Banking
Let's Get Social
Google Maps
City of Mill Creek
Mill Creek Business Association
First Financial Northwest Bank
Touch the Screen to Learn More

Close up of wall iTouch screen


innovative



72% of Millennials use mobile devices for banking

*vs.*

50% - Gen X
19% - Boomers

***but . . .***

63% of Millennials use branches

*vs.*

68% - Gen X
69% - Boomers*

*Source: Wall Street Journal 5/31/2016

# Best Branch Experience Award



**The Best in Bank Customer Experience Awards** honor innovative, consumer-focused financial institutions and fintech providers whose branches and technologies are heightening the customer experience

**First Financial Northwest Bank, Best Branch Experience** (small/medium bank)*

*"This branch projects warmth and a welcoming, community orientation. It features a pleasant open layout, with well-defined spaces, thoughtfully integrated technology balanced with human interaction."*

*"Tech bars and a virtual brochure add futuristic touch to the bank branch."*

*Presented by Networld Media Group at the Bank Customer Experience Summit, September 19, 2017.

# Local Economy

*Drivers of the U.S. Economy - Tech*



BIG TECH
FACEBOOK (FB)
187.07 1.70 (0.92%)
AMAZON.COM (AMZN)
1,345.21 17.90 (1.35%)
MICROSOFT (MSFT)
91.86 0.25 (0.27%)
ALPHABET INC (GOOGL)
1,170.87 6.71 (0.58%)
APPLE (AAPL)
177.99 0.99 (0.56%)

* 1/23/2018 10:00 AM EST

# Puget Sound Region Tenants

## *"Big Tech" Presence in the Region*

| Company | Office and Industrial Space Occupied [1] |
|---|---|
| BOEING | 15.85 million square feet |
| Microsoft | 14.7 million square feet |
| amazon | 12.19 million square feet [2] |
| NORDSTROM | 1.27 million square feet |
| | 1.26 million square feet [3] |
| Google | 1.23 million square feet |
| T | 889,033 square feet |
| facebook | 828,609 square feet |
| expedia inc. | 528,232 square feet |

Source: Puget Sound Business Journal, July 7, 2017
(1) Includes owned and leased property in the Puget Sound region
(2) In addition to its warehouse space, Amazon.com is poised to occupy 12 million square feet of office space in the Puget Sound region by 2022; it currently occupies about 8.8 million square feet of office space.
(3) Some sources put Starbucks' footprint as large as 1.35 million square feet.

# Boeing Renton Represents 80% of Backlog

| Model Series | Orders | Deliveries | Unfilled |
|---|---|---|---|
| Total Unfilled Orders Through December 2017 | | | 5,864 |
| 737 MAX | 4,306 | 74 | 4,232 |
| NEXT-GENERATION 737 (-700, -800, -800A, 900ER) | 6,808 | 6,376 | 432 |
| Boeing Business Jets (BBJ, BBJ2) | 144 | 140 | 4 |
| Total Unfilled Orders for 737 Model Series | | | 4,668 |

*The 737…One of the Most Successful Aircraft in the History of Aviation*

*Every 1.9 Seconds, A 737 Lands or Takes Off Somewhere Around the World*

*About 30% of World's Fleet of Commercial Jetliners Are Produced in Renton*

Source: Boeing

# Current Performance Metrics


737 MAX FIRST FLIGHT

January 29, 2016

First Financial Northwest, Inc.

# Key Financial Ratios

*Recent Branch Expansion is Temporarily Driving Increased Costs*

| | At or For the Quarter Ended | | | | |
|---|---|---|---|---|---|
| | **Dec 31, 2017** | **Sep 30, 2017** | **Jun 30, 2017** | **Mar 31, 2016** | **Dec 31, 2016** |
| **Performance Ratios:** | | | | | |
| Return on assets | **0.80%** | 0.66% | 0.70% | 0.91% | 1.12% |
| Return on equity | **6.70** | 5.13 | 5.22 | 6.76 | 8.58 |
| Equity-to-assets ratio | **11.79** | 12.10 | 13.27 | 13.37 | 13.31 |
| Interest rate spread | **3.51** | 3.38 | 3.47 | 3.51 | 3.53 |
| Net interest margin | **3.65** | 3.53 | 3.60 | 3.64 | 3.65 |
| Efficiency ratio | **66.69** | 67.64 | 70.27 | 64.57 | 57.96 |
| Noninterest expense/average total assets | **2.34** | 2.42 | 2.57 | 2.35 | 2.17 |
| **Capital Ratios:** (1) | | | | | |
| Tier 1 leverage ratio | **10.20%** | 10.80% | 11.46% | 11.57% | 11.17% |
| Total capital ratio | **13.77** | 14.19 | 15.20 | 15.64 | 15.61 |
| **Asset Quality Ratios:** (2) | | | | | |
| Nonperforming assets/total assets | **0.05%** | 0.17% | 0.22% | 0.27% | 0.31% |
| ALLL as a percent of total loans | **1.28** | 1.28 | 1.29 | 1.31 | 1.32 |
| ALLL as a percent of nonperforming loans | **7,196.65** | 6,545.95 | 1,935.68 | 1,853.49 | 1,276.34 |

(1) Capital ratios are for First Financial Northwest Bank only.
(2) Loans are reported net of undisbursed funds.

# Consolidated Income and Total Assets

**Quarter Ended** (Dollars in thousands)

| | Dec 31, 2017 | Sep 30, 2017 | Jun 30, 2017 | Mar 31, 2016 | Dec 31, 2016 |
|---|---|---|---|---|---|
| Net interest income | **$ 10,388** | **$ 9,375** | $ 8,997 | $ 8,862 | $ 9,304 |
| Provision (recapture of provision) for loan losses | **(1,200)** | **500** | 100 | 200 | (100) |
| Net interest income after provision | **11,588** | **8,875** | 8,897 | 8,662 | 9,404 |
| Total noninterest income | **211** | **731** | 731 | 535 | 790 |
| Total noninterest expense | **7,069** | **6,836** | 6,836 | 6,068 | 5,850 |
| Income before federal income tax provision | **4,730** | **2,770** | 2,792 | 3,129 | 4,344 |
| Federal income tax provision | **2,324** | **909** | 924 | 785 | 1,323 |
| Net income | **$ 2,406** | **$ 1,861** | $ 1,868 | $ 2,344 | $ 3,021 |
| | | | | | |
| Total assets | **$ 1,210,322** | **$ 1,163,578** | $ 1,081,708 | $ 1,060,520 | $ 1,037,584 |

*Improving Net Interest Income*

# Total Loan Portfolio

(in millions)

Net CRE Concentration 514.0% of Adjusted Capital*

*Net Loans Receivable Increased $173.6M to $988.7M from December 31, 2016*



Business & Consumer
$32.2M
2.9%
Construction
$237.6M
21.7%
1-4 Family
$278.7M
25.5%
Multifamily
$184.9M
16.9%
CRE
$361.8M
33.0%
1-4 Family
Multifamily
CRE
Construction
Business & Consumer

*Bank only at December 31, 2017

# Yields

*Total Asset Yields Improving*



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.21%
5.23%
5.19%
5.11%
5.15%
5.00%
4.92%
4.92%
4.93%
4.91%
4.95%
5.05%
4.34%
4.13%
4.16%
4.12%
4.10%
4.25%
4.39%
4.42%
4.47%
4.52%
4.54%
4.51%
4.67%
1.78%
1.73%
1.71%
1.87%
2.02%
2.10%
2.27%
2.36%
2.49%
2.66%
2.69%
2.59%
2.52%
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Yield on Loans
Total Yield
Yield on Securities

# Composition of Deposits

(in millions, excludes Bank-Owned and Brokered Deposits*)

*Impact of New Branches – Growth in Core Deposits*


12/31/2015
Checking
$45.7M
7.5%
Savings
$28.3M
4.6%
CDs
$323.8M
53.2%
MMAs
$211.4M
34.7%
Total Deposit Base: $609.2M


12/31/2016
Checking
$52.0M
8.1%
Savings
$28.4M
4.4%
CDs
$356.6M
55.5%
MMAs
$205.0M
31.9%
Total Deposit Base: $642.0M


12/31/2017
Checking
$83.6M
10.9%
Savings
$28.5M
3.7%
CDs
$333.3M
43.6%
MMAs
$318.6M
41.7%
Total Deposit Base: $764.0M

* Brokered Deposits were $75.5 million at 12/31/17 and 12/31/16, and $66.2 million at 12/31/15.

# Retail Branch Fee Income

(in thousands)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,365
$1,074
$919
$813
$391
$446
$181
$183
$261
$208
$181
2014
2015
2016
2017
Deposit related fees
Wealth management revenue*
Total retail branch fee income

* The Bank began offering wealth management services during the second quarter of 2015.

# Average Cost of Funds


Rising Cost of Funds Due Primarily To Increases in FHLB Borrowing Rates
1.50%
1.45%
1.40%
1.35%
1.30%
1.25%
1.20%
1.15%
1.10%
1.05%
1.00%
0.95%
0.90%
0.85%
0.80%
0.75%
0.70%
0.65%
0.60%
0.55%
0.50%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Total COF
Deposit COF
FHLB Advances COF
0.95% 0.91% 0.86% 0.84% 0.86% 0.88% 0.87% 0.87% 0.89% 0.91% 0.88% 0.88% 0.91% 0.97% 1.03% 1.08% 1.11%
0.96% 0.92% 0.85% 0.81% 0.84% 0.86% 0.85% 0.85% 0.87% 0.90% 0.87% 0.91% 0.93% 0.95% 0.98% 1.00% 1.02%
0.83% 0.86% 0.89% 0.95% 0.95% 0.95% 0.95% 0.95% 0.97% 0.98% 0.89% 0.79% 0.83% 1.05% 1.24% 1.40% 1.46%

# Efficient Operations

*Current Branch Expansion is Temporarily Driving Rising Costs*



80%
70%
60%
50%
40%
30%
20%
10%
0%
4.00%
3.00%
2.00%
1.00%
0.00%
52%
56%
57%
54%
58%
56%
62%
66%
66%
70%
68%
55%
58%
65%
70%
68%
67%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
Q3 2017 FDIC Overhead to Average Assets (WA median) 2.99%*
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Efficiency Ratio (left scale)
Noninterest Expense/Average Assets (right scale)

* Source: FDIC State Profile, Third Quarter 2017 - Washington

# Interest Rate Risk

# Interest Rate Risk Modeling Results

## September 30, 2016

*From Liability Sensitive…*

**Net Interest Income Change at September 30, 2016**

| Basis Point Change in Rates | Net Interest Income | | % Change |
|---|---|---|---|
| | (Dollars in thousands) | | |
| +300 | $ | 31,389 | (9.81)% |
| +200 | $ | 32,553 | (6.46) |
| +100 | $ | 33,734 | (3.07) |
| Base | $ | 34,802 | — |
| (100) | $ | 35,465 | 1.91 |

*This table illustrates the estimated change in our net interest income over the next 12 months from September 30, 2016, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended September 30, 2016. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Refer to our 2016 Form 10-K for details.

# Interest Rate Risk Modeling Results

## September 30, 2017

*…To Essentially Neutral in Twelve Months*

**Net Interest Income Change at September 30, 2017**

| Basis Point Change in Rates | Net Interest Income | | % Change |
|---|---|---|---|
| | (Dollars in thousands) | | |
| +300 | $ | 36,482 | (2.64)% |
| +200 | $ | 36,811 | (1.76) |
| +100 | $ | 37,232 | (0.64) |
| Base | $ | 37,470 | — |
| (100) | $ | 37,400 | (0.19) |

*This table illustrates the estimated change in our net interest income over the next 12 months from September 30, 2017, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that we might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events, but is used as a tool for measuring potential risk. For additional information, including the various assumptions used in this modeling, see the Form 10-Q for the quarter ended September 30, 2017. In an effort to protect against rising interest rates, we entered into an interest rate swap agreement in the fourth quarter of 2016. Refer to our 2016 Form 10-K for details.

# Asset Quality







# Nonperforming Loans & Assets



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Note: Total Delinquent (>30 days) Loans
EOP Q4 2017 $101,000
Includes TDRs as reported
by SNL Financial
6.92%
6.25%
5.76%
5.41%
4.78%
4.63%
4.01%
3.46%
3.21%
2.79%
2.44%
1.85%
1.53%
0.20%
1.13%
0.39%
0.86%
0.36%
0.72%
0.35%
0.68%
0.16%
0.48%
0.14%
0.47%
0.14%
0.34%
0.12%
0.32%
0.10%
0.31%
0.07%
0.27%
0.07%
0.22%
0.02%
0.17%
0.02%
0.05%
2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Nonperforming Loans as a percent to loans receivable, net
Nonperforming Assets as a percent to total assets
Nonperforming Assets (including TDRs) as a percent to total assets, as reported by SNL

First Financial Northwest, Inc.

# Historical Industry Annual Loan Net Charge-Off Rates



Historical Annual Loan Net Charge-Off Rates
by Loan Type (without Credit Cards)
6%
0%
C&D loan net charge-off
histories more than
double other loan types
Cumulative charge-off %'s ~
Expected Loss %
8.3% for thrift crisis
15.0% for financial crisis
3.1%
3.0%
2.2%
1.9%
1.6%
1.8%
5.8%
5.7%
3.5%
2.9%
2.7%
1.3%
1.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Multi-Family
CRE Loans
C&I Loans
C&D Loans
HELOCs

Source: Compiled for the Western Independent Bankers 2016 Directors Conference from FDIC Quarterly Banking Profile statistics


unique.
innovative.
solutions.
First Financial Northwest, Inc.
Nasdaq
BROADWAY
@Nasdaq

# Stock Performance

# FFNW Ownership Summary

## *Approximately 43% Institutional Ownership*

| Top 20 Institutions | Position | Pos Change | % O/S | Mkt Val | Date | Source |
|---|---|---|---|---|---|---|
| Dimensional Fund Advisors, L.P. | 929,356 | -5,425 | 8.64% | 15,789,758 | 09-30-2017 | 13F |
| Renaissance Technologies LLC | 693,000 | -14,700 | 6.44% | 11,774,070 | 09-30-2017 | 13F |
| BlackRock Institutional Trust Company, N.A. | 399,630 | 19,768 | 3.71% | 6,789,714 | 09-30-2017 | 13F |
| The Vanguard Group, Inc. | 346,105 | -4,001 | 3.22% | 5,880,324 | 09-30-2017 | 13F |
| Thomson Horstmann & Bryant, Inc. | 285,205 | -4,208 | 2.65% | 4,423,530 | 12-31-2017 | 13F |
| Numeric Investors LLC | 195,250 | -100 | 1.81% | 3,317,298 | 09-30-2017 | 13F |
| Context BH Capital Management, LP | 172,098 | 4,400 | 1.60% | 2,923,945 | 09-30-2017 | 13F |
| State Street Global Advisors (US) | 136,232 | -4,873 | 1.27% | 2,314,582 | 09-30-2017 | 13F |
| Bridgeway Capital Management, Inc. | 120,132 | 150 | 1.12% | 2,041,043 | 09-30-2017 | 13F |
| Northern Trust Investments, Inc. | 85,077 | -75 | 0.79% | 1,445,458 | 09-30-2017 | 13F |
| LSV Asset Management | 78,285 | 29,373 | 0.73% | 1,330,062 | 09-30-2017 | 13F |
| PanAgora Asset Management Inc. | 72,035 | 0 | 0.67% | 1,223,875 | 09-30-2017 | 13F |
| Morgan Stanley & Co. LLC | 70,681 | -10,507 | 0.66% | 1,200,870 | 09-30-2017 | 13F |
| Geode Capital Management, L.L.C. | 65,595 | 4,640 | 0.61% | 1,114,459 | 09-30-2017 | 13F |
| Deutsche Asset Management Americas | 58,817 | -33,271 | 0.55% | 999,301 | 09-30-2017 | 13F |
| Kennedy Capital Management, Inc. | 50,256 | 50,256 | 0.47% | 853,849 | 09-30-2017 | 13F |
| Hillsdale Investment Management Inc. | 46,200 | 0 | 0.43% | 784,938 | 09-30-2017 | 13F |
| Mellon Capital Management Corporation | 44,436 | -191 | 0.41% | 754,968 | 09-30-2017 | 13F |
| Bank of America Merrill Lynch (US) | 43,673 | 526 | 0.41% | 742,004 | 09-30-2017 | 13F |
| Millennium Management LLC | 40,473 | -12,083 | 0.38% | 687,636 | 09-30-2017 | 13F |

| Top 10 Insiders | Position | Pos Change | % O/S | Mkt Val | Date | Source |
|---|---|---|---|---|---|---|
| First Financial Northwest, Inc. ESOP | 1,244,648 | 0 | 11.57% | 21,146,570 | 04-18-2017 | Proxy |
| First Financial Northwest Foundation | 1,050,000 | 0 | 9.76% | 17,839,500 | 04-18-2017 | Proxy |
| Lee Joann E | 95,604 | -6,619 | * | 1,624,312 | 08-08-2017 | Form 4 |
| Faull Gary F | 84,877 | 1,739 | * | 1,442,060 | 06-14-2017 | Form 4 |
| Soh Simon | 34,171 | -1,878 | * | 580,565 | 10-18-2017 | Form 4 |
| Kiley Joseph W III | 25,000 | -4,250 | * | 424,750 | 09-19-2017 | Form 4 |
| Clariza Ronnie J | 17,430 | 3,117 | * | 296,136 | 11-29-2016 | Form 4 |
| Jacobson Richard P | 15,500 | -2,200 | * | 263,345 | 07-17-2017 | Form 4 |
| Stevens Daniel L | 6,581 | 1,739 | * | 111,811 | 06-14-2017 | Form 4 |
| Padrick Kevin | 4,081 | 1,739 | * | 69,336 | 06-14-2017 | Form 4 |

*Less than 2% of shares outstanding

Source: Nasdaq
Note: Most recent available data as of 01/26/2018.

# Total Return – FFNW vs. KRX

**12/31/2012 to 1/25/2018**

*FFNW Performance In-Line with KRX*


200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
-20%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
126%
125%
FFNW (+125%)
KRX (+126%)

Source: SNL Financial
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: KRX total return represents the median total return of the 50 KRX constituents.
Note III: Index constituents as of 1/25/2018.

First Financial Northwest, Inc.

# FFNW Historical Share Repurchase Program



Discount to Book Value
Discount to VWAP
2013
Total Shares Rep.: 2,728,018
Total Shares Rep. / ADTV: 47.9x
2014
Total Shares Rep.: 1,594,033
Total Shares Rep. / ADTV: 34.4x
2015
Total Shares Rep.: 1,521,817
Total Shares Rep. / ADTV: 38.5x
2016
Total Shares Rep.: 2,864,389
Total Shares Rep. / ADTV: 64.7x
2017
Total Shares Rep.: 326,800
Total Shares Rep. / ADTV: 11.3x
Shares Repurchased (mm)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14
Q1 '15
Q2 '15
Q3 '15
Q4 '15
Q1 '16
Q2 '16
Q3 '16
Q4 '16
Q1 '17
Q2 '17
Q3 '17
Q4 '17
Cumulative Shares Repurchased
Additional Shares Repurchased
Stock Price

| 2013 | Q2 | Q3 | Q4 |
|---|---|---|---|
| Shares Rep. (mm) | 1.656 | 0.502 | 0.572 |
| Rep. Price | $9.97 | $10.71 | $10.88 |
| P / (D) to Q. VWAP | 3.5% | 0.4% | 2.0% |
| Price / TBVPS | 0.92x | 0.97x | 0.97x |

| 2014 | Q2 | Q3 | Q4 |
|---|---|---|---|
| Shares Rep. (mm) | 0.993 | 0.274 | 0.327 |
| Rep. Price | $10.90 | $10.91 | $11.40 |
| P / (D) to Q. VWAP | 2.2% | 1.5% | 0.1% |
| Price / TBVPS | 0.94x | 0.93x | 0.95x |

| 2015 | Q1 | Q2 | Q3 | Q4 |
|---|---|---|---|---|
| Shares Rep. (mm) | 0.268 | 0.397 | 0.403 | 0.454 |
| Rep. Price | $12.00 | $11.95 | $12.37 | $12.54 |
| P / (D) to Q. VWAP | (1.2%) | (1.5%) | (0.1%) | (2.8%) |
| Price / TBVPS | 0.99x | 0.98x | 1.00x | 1.01x |

| 2016 | Q1 | Q2 | Q3 | Q4 |
|---|---|---|---|---|
| Shares Rep. (mm) | 0.314 | 0.122 | 1.432 | 0.996 |
| Rep. Price | $13.36 | $13.42 | $14.00 | $14.51 |
| P / (D) to Q. VWAP | (0.1%) | 1.4% | 1.6% | (12.2%) |
| Price / TBVPS | 1.07x | 1.06x | 1.10x | 1.15x |

| 2017 | Q2 | Q3 | Q4 |
|---|---|---|---|
| Shares Rep. (mm) | 0.023 | 0.291 | 0.014 |
| Rep. Price | $15.93 | $15.99 | $15.99 |
| P / (D) to Q. VWAP | (1.3%) | (2.0%) | (3.7%) |
| Price / TBVPS | 1.23x | 1.24x | 1.21x |

Note: Quarterly volume-weighted average price ("VWAP") calculation includes all trading days during the quarter indicated.
Source: SNL Financial and Company documents as of 12/31/2017.

# Recent Stock Repurchase Program

- Effective May 30, 2017 and expired on November 30, 2017
- Authorized repurchase of up to 1,100,000 shares of the Company's common stock, or 10% of outstanding shares, up to $15 million
- 326,800 shares repurchased at an average price of $15.99 per share

# Strategic Initiatives











# Strategic Initiatives - Ongoing

- Effectively deploy capital and lower cost of funds by evaluating organic growth and/or acquisition of earnings assets, branches, or whole banks
- Continue to develop an efficient deposit gathering strategy by embracing technology to continue diversifying deposit composition
- Branch expansion strategy implemented in 2015:

| Location | County | Type | Opened | Deposits (in thousands) 9/30/2017 | Deposits (in thousands) 12/31/2017 |
|---|---|---|---|---|---|
| Renton | King | Headquarters | 1923 | $588,428 | $597,732 |
| Mill Creek | Snohomish | De Novo | Q3 2015 | $21,184 | $24,984 |
| Edmonds | Snohomish | De Novo | Q1 2016 | $25,835 | $24,957 |
| The Landing Renton | King | De Novo | Q3 2016 | $19,686 | $22,445 |
| Crossroads/Bellevue | King | De Novo | Q2 2017 | $9,831 | $20,876 |
| Woodinville | King | Acquired | Q3 2017 | $33,446 | $33,312 |
| Clearview/Snohomish | Snohomish | Acquired | Q3 2017 | $19,991 | $17,571 |
| Lake Stevens | Snohomish | Acquired | Q3 2017 | $9,406 | $8,644 |
| Smokey Point/Arlington | Snohomish | Acquired | Q3 2017 | $12,445 | $13,493 |
| *The Junction Bothell* | *King* | *De Novo* | *Q1 2018 (Expected)* | -- | -- |

- Regulatory Relations – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annual); FHLB (quarterly)

# Strategic Initiatives - Recent

*Target 10% Annual Growth*

**New Market Niches**

Areas to diversify portfolio and broaden growth opportunities for Bank within current risk tolerance levels.

Aircraft Lending

*Launched in 2017*

- Indirect lending via the Aircraft Owners and Pilots Association (AOPA) Aviation Finance Company and direct lending nationwide.
- Primarily commercial loans to individuals (pilots) and businesses using aircraft for transportation.
- Lending based upon a predominantly asset centered model on very specific type/model of aircraft proven/historically to maintain value.

Participations & Whole Loans Purchases

*Supplement Pacific Northwest Organic Loan Growth*

- Loans include those with underlying collateral within areas of Washington State outside our primary market area or in other states.
- Sellers of loans reviewed for management/lending experience, financial condition, asset quality metrics, and regulatory matters.
- Loans acquired through participation or purchase must meet Bank's underwriting standards.

# Community Involvement

# Top 10 CRA Hour Recipients

| Organization |
| --- |
| Renton High School / Renton School District |
| Junior Achievement |
| United Way |
| Habitat for Humanity – South King County |
| Renton Area Youth & Family Services (RAYS) |
| YWCA |
| Everett Community College Youth Re-Engagement (U3) Program |
| Chinese Information and Service Center |
| Renton Kiwanis Clothes Bank |
| Peace for Streets by Kids from the Streets |

- Helps Bank meet CRA requirements
- All employees have CRA hours tied to Incentive Payout
- 10.4 average CRA qualified hours per employee in 2016

*"Dress Down for Charity" Program Gives Employees Opportunity to Wear Casual Dress on Friday by Donating to a Designated Charity*


WORKERS BENEFITING FROM TAX REFORM
EVERSOURCE
FCA
FIAT CHRYSLER AUTOMOBILES
FIFTH THIRD BANCORP
firebird bronze
First Merchants
First Midwest Bank
First National Bank
FIRST FARMERS BANK & TRUST
FIRST
first financial bancorp
First Financial Northwest Bank
First Hawaiian Bank
FIRST HORIZON NATIONAL CORPORATION
FirstCapital Bank of Texas
FIVE SENSES
spa · salon · barbershop

# Thank You!